UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): June 23, 2008

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Mar ‘08	Apr ‘08	May ‘08
Process Management	>20+	+15 to +20	+10 to +15
Industrial Automation	+15 to +20	+20	+15 to +20
Network Power	+15 to +20	+15 to +20	+10 to +15
Climate Technologies	0 to +5	0 to +5	0 to +5
Appliance and Tools	-5 to 0	-5 to 0	-5 to 0
Total Emerson	+10 to +15	+10 to +15	+10

May 2008 Order Comments:

Order growth remained solid at 10 percent for the three months ending in May and continued to benefit from favorable currency exchange rates, which contributed approximately 5 percentage points to the growth.

Process Management continued to see positive end market demand driven by strength from the energy sectors. The order growth dropped from the April trailing three month average due to fluctuations in the timing of project bookings, but project databases and quote logs showed continued strength. Order growth continued to benefit from the weaker dollar.

Strength in the global power generating alternator business contributed to the overall strength in the Industrial Automation business segment. Orders continued to benefit from the weaker dollar.

Network Power order growth was led by strength in the China power systems business resulting from favorable Asian data-center computing and telecommunication end markets.

Climate Technologies order growth remained consistent with the prior month. Unseasonably cool weather across much of the U.S. and unfavorable U.S. residential market conditions created weakness in order growth. This weakness was partially offset by international growth including modest gains in the European commercial markets.

Appliance and Tools order trends were consistent with the prior month and continued to be adversely impacted by weakness in U.S. consumer spending and residential investment.

Upcoming Investor Events:

On Tuesday, August 5, 2008, Emerson will issue the Company’s third quarter 2008 results. Emerson senior management will discuss the Company’s results during an investor conference call that will be held the same day. The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: June 23, 2008	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary

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